UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 8, 2011

SAPIENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-28074	04-3130648
(Commission File Number)	(IRS Employer Identification No.)

131 Dartmouth Street, Boston, MA	02116
(Address of Principal Executive Offices)	(Zip Code)

(617) 621-0200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

          On September 8, 2011, SapientNitro, part of Sapient Corporation, issued a press release announcing it has acquired all of the capital stock of D&D Holdings Limited, a leading independent digital and direct marketing agency headquartered in London.  The acquisition is valued at £26 million in cash, plus additional incentives.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

Item 9.01	Financial Statements and Exhibits

(d)  Exhibits

99.1     Press Release, dated September 8, 2011, issued by SapientNitro, part of Sapient Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	September 8, 2011	SAPIENT CORPORATION
(Registrant)

		By:	/s/ Joseph S. Tibbetts, Jr.
Joseph S. Tibbetts, Jr.
Chief Financial Officer

Exhibits.

Exhibit Number	Description of Exhibit

99.1	Press Release, dated September 8, 2011, issued by SapientNitro, part of Sapient Corporation.